GAIN ON SALE OF ASSETS AND TERMINATION OF CHARTERS	12 Months Ended
Dec. 31, 2015
Gain (Loss) on Disposition of Assets [Abstract]
GAIN ON SALE OF ASSETS AND TERMINATION OF CHARTERS
GAIN ON SALE OF ASSETS AND TERMINATION OF CHARTERS

The Company has recorded gains on sale of assets and termination of charters as follows:

	Year ended December 31
(in thousands)	2015	2014	2013
Gain/ (loss) on sale of assets	7,364	(1,384)	18,025
Gain on termination of charters	—	25,315	—
Total gain on sale of assets and termination of charters	7,364	23,931	18,025

The Company distinguishes between gains on termination of charters, where ownership of the underlying vessel is retained, and gains on sale of assets, where the vessel is disposed of and there may be an associated charter termination fee paid or received for early termination of the underlying charter.

Gain on sale of vessels

The container vessels SFL Eagle, SFL Tiger, SFL Hunter, SFL Hawk and SFL Falcon were operating lease assets, secured against a $210 million loan facility for which Ship Finance International Limited provided an indirect limited performance guarantee. In January 2015, the guarantee became exhausted and in February 2015 the Company signed an agreement with the lenders under the loan facility whereby ownership of the vessels together with associated working capital was transferred to unrelated third parties, and Ship Finance International Limited and its subsidiaries ceased to have any further interest in the vessels or obligations under the loan facility (see Note 19: Long-term debt). An impairment charge of $11.8 million had been recorded against the carrying value of these vessels in the fourth quarter of 2014, and an aggregate loss of $114,000 was recorded on their disposal in February 2015.

During the year ended December 31, 2015, the Suezmax tankers Front Glory, Front Splendour and Mindanao, which were accounted for as direct financing lease assets, were sold to unrelated third parties in September 2015, October 2015 and December 2015, respectively. Gains of $3.4 million, $2.4 million and $1.7 million, respectively, were recorded on their disposal, after deducting compensation paid for early termination of the charters (see Note 23: Related party transactions).

The aggregate net gain on sale of vessels in the year ended December 31, 2015, was $7.4 million.

During the year ended December 31, 2014, the Company sold three VLCCs to unrelated parties and realized losses of $1.4 million on their disposal.

During the year ended December 31, 2013, the Company sold one oil/bulk/ore carrier ("OBO"), one single-hull VLCC, two double-hull VLCCs and one Suezmax tanker to unrelated parties and realized gains of $18.0 million on their disposal.

Gain on termination of charters

In September 2010, the Company agreed five year time-charters at a net rate of approximately $14,000 per day per vessel for four 34,000 dwt Handysize dry bulk carriers, which were under construction at the time. The vessels were delivered from the shipyard in the second half of 2011 and the first half of 2012, and duly commenced the agreed time-charters. In July 2012, however, the charterer stopped paying the agreed charter hire and the vessels were returned to the Company. Proceedings were initiated against the charterer to recover unpaid charter hire and the matter was settled in the year ended December 31, 2014. A gain on termination of charters amounting to $25.3 million was recorded in the year ended December 31, 2014, net of legal and other costs.